UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013.

DIGNYTE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-181440	26-1607874
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

605 W Knox Rd., Suite 202, Tempe AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 588-3333

(Former name or former address, if changed since last report)

Copies of Communications to:

Laura Anthony, Esq.

Legal & Compliance, LLC

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

(561) 514-0936

Fax (561) 514-0832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On November 12, 2013, Dignyte, Inc. (the “Company”) was named in a press release issued by eWellness Corporation, a privately held Nevada corporation (“eWellness”). The press release announced, in part, that eWellness executed a non-binding letter of intent with the Company to complete a share exchange and stock listing. A copy of eWellness’ press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 – Press Release of eWellness Corporation issued November 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2013

DIGNYTE, INC.

By:	/s/ Andreas A. McRobbie-Johnson
Name:	Andreas A. McRobbie-Johnson
Title:	Chief Executive Officer